UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 2, 2010

BLYTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13026 (Commission File Number)	36-2984916 (IRS Employer Identification No.)

One East Weaver Street, Greenwich, Connecticut 06831
(Address of Principal Executive Offices)      (Zip Code)

Registrant’s Telephone Number, including Area Code (203) 661-1926

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐    Written communications pursuant to Rule 425 under the Securities Act

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.                      Results of Operations and Financial Condition

On September 2, 2010, Blyth, Inc. issued a press release reporting financial results for its second fiscal quarter ended July 31, 2010.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLYTH, INC.

Date: September 2, 2010	By: /s/ Michael S. Novins
Name: Michael S. Novins Title: Vice President & General Counsel